UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-54020	27-2767540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13771 Danielson Street, Suite L
Poway, California 92064

(Address of Principal Executive Offices)

____________________

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 21, 2013, the Executive Committee of the Board of Directors of Parametric Sound Corporation (the “Company”), consisting of the four independent directors of the Company’s Board of Directors (the “Board of Directors”), approved, and the Board of Directors subsequently ratified, a Company Cash Bonus Plan (“Bonus Plan”) for the period January 1, 2013 to December 31, 2013, pursuant to which each executive officer (Kenneth J. Potashner - Executive Chairman, Elwood G. Norris – President and James A. Barnes – Chief Financial Officer, Treasurer and Secretary) and certain other officers, consultants and employees of the Company designated by the Board of Directors are eligible to receive a target bonus equal to a percentage of the executive officer’s or other individual’s annualized base compensation if applicable performance objectives are met. The performance objectives recommended by the independent directors and adopted by the Board of Directors are based 25% upon the Company achieving minimum revenue performance targets during the performance period (which is the period January 1, 2013 to December 31, 2013), 25% upon the Company achieving minimum licensing targets during the performance period, 25% based on the Company achieving technology development targets during the performance period established by the Board of Directors and 25% on the Company or its licensees achieving consumer product launch milestones during the performance period established by the Board of Directors. These performance objectives include both objective determinations and subjective determinations to be made by the Board of Directors.

Under the Bonus Plan, the maximum bonus amount payable to the Company’s Executive Chairman is 60% of his annual base compensation, and the maximum bonus amount payable to each other participant, including Mr. Norris and Mr. Barnes, is 50% of his or her annual base compensation. The table below sets forth the maximum bonus amount payable to each of the Company’s executive officers:

Executive Officer	Maximum Bonus Amount
Kenneth J. Potashner - Executive Chairman	$210,000
Elwood G. Norris – President and Chief Scientist	$ 81,000
James A. Barnes – Chief Financial Officer, Treasurer and Secretary	$ 81,000

Any earned bonuses under the Bonus Plan may only be paid to the extent the Company has generated sufficient cash from product sale margins, licensing/royalty collections or other earnings during the performance period equal to or in excess of the amount of the cash bonuses. Such determinations will be made by the Board of Directors. Any portion of earned bonuses not paid will be deferred until such future date that the Company has generated sufficient cash on a cumulative basis to pay such earned bonus amounts.

If, during the performance period, a corporate transaction or event occurs that the independent directors determine has distorted or would distort the applicable performance targets, the independent directors, in their discretion, may adjust the calculation of the performance targets to the extent necessary to prevent a reduction or enlargement of a participant's actual bonus payout.

The amount of earned bonuses, if any, under the Bonus Plan will be determined by January 30, 2014 and paid by March 15, 2014. Each participant must be employed by the Company as of January 1, 2014 in order to receive the bonus, if any, unless otherwise provided in such participant's employment agreement, offer letter or other agreement.

Nothing in the Bonus Plan limits the authority of the Board of Directors or the independent directors to approve and pay out additional or alternative bonuses to the Company's officers or others based on performance or provide the Company's officers or others additional or alternative incentives outside of the terms of the Bonus Plan.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On February 21, 2013, the Company held its annual meeting of stockholders. The proposals submitted to a vote of the Company’s stockholders at that annual meeting are more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on January 10, 2013 and delivered to the Company’s stockholders entitled to notice of and to vote at that annual meeting.

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1.	The following members were elected to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified:

Name	For	Against or Withheld	Broker Non-Votes
Kenneth F. Potashner	3,581,873	15,508	2,028,720
Elwood G. Norris	3,569,811	27,570	2,028,720
Robert M. Kaplan, Ph.D.	3,582,992	14,389	2,028,720
Seth Putterman, Ph.D.	3,580,636	16,745	2,028,720
Andrew Wolfe, Ph.D.	3,586,531	10,850	2,028,720
James Honore	3,586,431	10,950	2,028,720

2.	The stockholders approved an amendment to the 2012 Stock Option Plan of the Company to authorize the issuance of an additional 500,000 shares of common stock under the plan. The results of the voting were as follows:
For	Against	Abstain	Broker Non-Votes
3,250,497	317,147	29,737	2,028,720

3.	The stockholders ratified the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
5,598,878	11,849	15,374	0

4.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were as follows:
For	Against	Abstain	Broker Non-Votes
3,299,955	46,934	250,492	2,028,720

5.	The frequency of future stockholder advisory votes on the Company’s executive compensation that received the greatest number of votes at the annual meeting was three years. The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain
1,534,338	37,921	1,937,849	87,273

After considering the voting results set forth above, the Board of Directors determined at its February 21, 2013 meeting that the Company will hold a stockholder advisory vote on the Company’s executive compensation once every three years. The Company will again seek its stockholder’s recommendation as to the frequency of such votes at its 2015 annual meeting of stockholders.

9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Amendment No. 1 to 2012 Stock Option Plan dated August 17, 2012. Incorporated by reference to Exhibit 10.11.1 on Form 10-K dated November 28, 2012.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2013
Parametric Sound Corporation

By: /s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

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